UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2009
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-21923	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois		60045
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     2008 Bonus. The Board of Directors (the “Board”) of Wintrust Financial Corporation (the “Company”), based on the recommendation of the Compensation Committee (the “Committee”) of the Board, authorized the payment of cash bonus awards to the Company’s executive officers for the year ended December 31, 2008. The Committee recommended awards based on its assessment of the Company’s and each executive’s performance measured against previously set financial and business objectives. The following table sets forth the awards to the executive officers of the Company who will be included as Named Executive Officers in the Company’s Proxy Statement for the 2009 Annual Meeting of Shareholders (the “Proxy Statement”). Edward Wehmer and David Dykstra will be included as Named Executive Officers in the Proxy Statement but did not receive a cash or stock bonus for the year ended December 31, 2008.

Name	Cash Bonus	Stock Bonus	Total Bonus
Richard B. Murphy	$50,000	—	$50,000
David L. Stoehr	$47,000	—	$47,000
John Fleshood	$30,000	—	$30,000
     2009 Base Salary. On January 29, 2009, the Board approved, based on the recommendation of the Committee, base salaries in the amounts indicated below, effective as of February 1, 2009, for those executives who will be included as Named Executive Officers in the Proxy Statement:

Name	Base Salary
Edward J. Wehmer	$800,000
David A. Dykstra	$600,000
Richard B. Murphy	$380,000
David L. Stoehr	$280,000
John Fleshood	$278,000
     The Company will provide additional information regarding compensation of its executive officers in the Proxy Statement.
Item 8.01. Other Events.
     The information in this Item 8.01 of this Current Report and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 of this Current Report and Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     On January 29, 2009, the Company issued a press release announcing that its Board of Directors has declared a semi-annual cash dividend of $0.18 per share of its outstanding common stock. This cash dividend is payable on February 26, 2009 to shareholders of record as of February 12, 2009. The press release announcing the semi-annual dividend is attached hereto as Exhibit No. 99.1.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	News Release dated January 29, 2009

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: February 4, 2009

Exhibit Index

Exhibit No.	Description

99.1	News Release dated January 29, 2009

1